                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 24, 1998

Transamerica Consumer Mortgage Receivables Corporation (as seller under a Pooling and Servicing Agreement dated as of November 1, 1998 providing for, inter alia, the issuance of the TFC Home Equity Loan Asset-Backed Certificates, Series 1998-1)


             Transamerica Consumer Mortgage Receivables Corporation
           ----------------------------------------------------------
           (EXACT NAME OF THE REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Delaware                   333-00282                       33-0688964
--------------------------------------------------------------------------------
(STATE OR OTHER            (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER
 JURISDICTION OF                                          IDENTIFICATION NUMBER)
 INCORPORATION)

1150 South Olive Street, Suite 2800, Los Angeles, CA                  90015
--------------------------------------------------------------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 742-4865
                                                           --------------

                      ____________________________________

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                        Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits

Exhibit                                                              Sequential
Number                                                                 Numbered
-------                                                                 Exhibit
                                                                           Page
                                                                           ----

4.3 Pooling and Servicing Agreement dated as of November 1, 1998 among Transamerica Consumer Mortgage Receivables Corporation, Seller, Metropolitan Mortgage Company, Master Servicer, and The First National Bank of Chicago, Trustee (providing for, inter alia, the issuance of the TFC Home Equity Loan Asset-Backed Certificates, Series 1998-1)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TRANSAMERICA CONSUMER
                                    MORTGAGE RECEIVABLES
                                    CORPORATION




                                    By:   /s/ STEPHEN H. FOLTZ
                                          --------------------
                                    Name:  Stephen H. Foltz
                                    Title: Senior Vice President, Treasurer
                                           and Controller


Dated: December 2, 1998



                                       3